                                                                   EXHIBIT 10.10


                          WAIVER AND AMENDMENT NO. 1 TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                         DATED AS OF SEPTEMBER 15, 1999

        WAIVER AND AMENDMENT NO. 1 (this "Amendment") dated as of September 15, 1999 to the Revolving Credit and Term Loan Agreement, dated as of March 31, 1999 (as amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"), by and among (a) CENTURY ALUMINUM COMPANY ("Century Aluminum"), (b) BERKELEY ALUMINUM, INC. ("Berkeley"), (c) CENTURY ALUMINUM OF WEST VIRGINIA, INC. ("Century WV"), (d) CENTURY CAST PLATE, INC. ("Cast Plate" and together with Century Aluminum, Berkeley and Century WV, the "Borrowers" and each individually a "Borrower"), (e) the Lenders (as defined in the Credit Agreement), (f) BANKBOSTON, N.A. as Issuing Bank and as Agent (as such terms are defined in the Credit Agreement), and (g) THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Agent (as defined in the Credit Agreement). Capitalized terms used but not defined in this Amendment have the same meanings herein as in the Credit Agreement, as amended hereby.

        WHEREAS, the Borrowers have advised the Lenders and the Agent that the Borrowers desire to (a) sell to Pechiney Rolled Products, LLC ("Pechiney") one hundred percent (100%) of the capital stock of Cast Plate, a wholly-owned subsidiary of Century Aluminum (the "Cast Plate Sale"), pursuant to the Stock and Asset Purchase Agreement, dated as of July 26, 1999, between Century Aluminum, Century WV and Pechiney (the "Purchase Agreement") and (b) sell to Pechiney the Rolling Assets (as such term is defined in the Purchase Agreement) owned by Century WV and used in Century WV's rolling mill business (the "Rolling Mill Sale") pursuant to the Purchase Agreement; and

        WHEREAS, the Borrowers have requested that (a) the Lenders waive certain provisions of the Credit Agreement solely to the extent required to permit the Cast Plate Sale and the Rolling Mill Sale, (b) in connection with the Cast Plate Sale, the Lenders direct the Agent to release the security interests over the assets of Cast Plate (the "Cast Plate Assets") granted by Cast Plate to secure the Obligations pursuant to the Security Agreement, dated as of March 31, 1999, from the Borrowers and certain subsidiaries of the Borrowers, in favor of the Agent, for the benefit of the Agent, the Issuing Bank and the Lenders (the "Security Agreement"), (c) in connection with the Rolling Mill Sale, the Lenders direct the Agent to release the security interests over the Rolling Assets of Century WV granted by Century WV to secure the Obligations pursuant to the Security Agreement, and (d) in connection with the Rolling Mill Sale, permit the Borrowers to amend and/or replace certain PBGC Documents in order to, among other things, terminate the security interests in certain Rolling Assets granted to the PBGC and provided for therein; and

        WHEREAS, the Borrowers have requested that in connection with the foregoing the Lenders reduce the Total Revolving Credit Commitment to $75,000,000; and

        WHEREAS, the Lenders and the Agent have advised the Borrowers that they are prepared to grant such waivers and to so amend the Credit Agreement, on the terms, subject to the conditions and in reliance on the representations contained herein;

        NOW, THEREFORE, in consideration of the foregoing premises, on the terms and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

        SECTION 1. WAIVERS. Subject to satisfaction of each of the conditions set forth in Section 6 below, the Lenders hereby:

                (a) waive compliance by the Borrowers with the provisions of
        Section 8.3 and 10.5.2 of the Credit Agreement solely to the extent required to permit the consummation of the Rolling Mill Sale in accordance with the terms of the Purchase Agreement and to permit the release of the security interests in the Rolling Assets in connection with the Rolling Mill Sale;

                (b) waive compliance by the Borrowers with the provisions of
        Section 8.3, 9.6, 9.15 and 10.5.2 of the Credit Agreement solely to the extent required to permit the consummation of the Cast Plate Sale in accordance with the terms of the Purchase Agreement and to permit the release of the security interests in the Cast Plate Assets in connection with the Cast Plate Sale; and

               (c) waive compliance by the Borrowers with the provisions of
        Section 10.8 of the Credit Agreement solely to the extent required to permit the amendment and/or replacement of the PBGC Documents to, among other things, permit the release of the security interests in the Rolling Assets currently pledged to the PBGC by the Borrowers.

Such waivers shall be effective as of the Effective Date (as hereinafter defined). On the Effective Date, the Lenders hereby agree that they shall direct the Agent to, and the Agent shall promptly, execute such documents, prepared by the Borrower, as the Borrower shall reasonably request to evidence each such release.

        SECTION 2. AMENDMENT TO CREDIT AGREEMENT. Subject to satisfaction of each of the conditions set forth in Section 5 below, each of the undersigned Borrowers, the Agent and the undersigned Lenders agrees to amend the Credit Agreement by amending and restating Schedule 1 in its entirety to read as set forth in the new Schedule 1 attached hereto.

        SECTION 3. REMOVAL OF CAST PLATE FROM CREDIT AGREEMENT. From and after the Effective Date, Century Cast Plate, Inc. ("Cast Plate") shall cease to be a party to the Credit Agreement or any other Loan Document. Any reference to the Borrowers, Borrower, Assignors or Assignor contained in the

Credit Agreement or any other Loan Document shall, from and after the Effective Date, not include Cast Plate.

        SECTION 4. PROHIBITION ON BORROWERS' ABILITY TO BORROW. During the period from the Effective Date through to such date as the Borrowers, the Agent and each of the Lenders have entered into a further amendment to the Credit Agreement (the "Subsequent Amendment"), the Borrowers the Agent and the Lenders hereby acknowledge and agree that (a) the Borrowers shall be prohibited from making any Loan Request or requesting the issuance of any Letter of Credit, (b) the Lenders shall have no obligation to make any Loan to any Borrower, and (c) the Issuing Bank shall have no obligation to issue any Letter of Credit in favor of any Borrower. The Subsequent Amendment will amend various definitions, terms and conditions contained in the Credit Agreement, including without limitation, amendments to certain of the financial covenants, in order to reflect changes in the Borrowers' business resulting from the Cast Plate Sale and the Rolling Mill Sale. Such Subsequent Amendment shall be in form and substance satisfactory to the Agent, the Lenders and the Borrowers.

        SECTION 5. REPRESENTATION AND WARRANTIES. Each of the Borrowers hereby represents and warrants to each of the Lenders, the Issuing Bank and the Co-Agents as follows:

               (a) Representations and Warranties in Credit Agreement. Each of the representations and warranties of the Borrowers and their Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement (i) were true and correct when made and (ii) after giving effect to this Amendment, continue to be true and correct on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, as amended hereby, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

               (b) Authority. The execution and delivery by each of the Borrowers of the Amendment, the Sale Documents (as hereinafter defined) and the amended PBGC Documents (collectively, the "Documents") and the performance by each of the Borrowers of its agreements and obligations under the Documents (i) are within its corporate authority (ii) have been duly authorized by all necessary proceedings, (iii) do not and will not conflict with or result in any breach or contravention or any provisions of Applicable Law, or any Contractual Obligation or Governing Document, (iv) require any waivers, consents or approvals by any of its creditors which have not been obtained, or (v) require any Approval which has not been obtained.

               (c) Enforceability of Obligations. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

               (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

        SECTION 6. CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of September 21, 1999, upon satisfaction of each of the following conditions precedent (the "Effective Date").

               (a) Execution and Delivery of the Amendment. The Agent shall have received duly executed counterparts of this Amendment which, when taken together bear the authorized signatures of each of the parties thereto, and which are each in form and substance satisfactory to the Agent.

               (b) Execution of Acquisition Documents. The Purchase Agreement and each other material agreement and document relating to the Rolling Mill Sale and the Cast Plate Sale (the "Sale Documents") shall have been duly executed and delivered by each of the parties thereto, shall be in full force and effect.

               (c) Completion of Sale. The Rolling Mill Sale and the Cast Plate Sale, including all of the terms and conditions thereof, shall have been duly approved by the board of directors and (if required by Applicable
        Law) the shareholders of the parties thereto.

               (d) Application of Cash Proceeds of Sale. Contemporaneously with the consummation of the Rolling Mill Sale and the Cast Plate Sale, the Borrowers shall have paid to the Agent, for application to outstanding Loans under the Credit Agreement, an amount equal to all of the Revolving Credit Loans outstanding at such time under the Credit Agreement.

               (e) Representations and Warranties. The Agent shall be satisfied that the representations and warranties set forth in Section 5 hereof are true and correct on and as of the Effective Date.

        SECTION 7. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWERS. Each of the Borrowers hereby ratifies and confirms all of its Obligations to the Lenders and the each of the Borrowers hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement, as amended hereby.

        SECTION 8. MISCELLANEOUS PROVISIONS. From and after the date hereof, this Amendment shall be deemed a Loan Document for all purposes of the Credit Agreement and the other Loan Documents and each reference to Loan Documents in the Credit Agreement and the other Loan Documents shall be deemed to include this Amendment. Any breach by any Borrower of the covenants and obligations of such Borrower contained herein shall be an immediate Event of Default. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart

        SECTION 9. APPLICABLE LAW. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

        SECTION 10. EXPENSES. The Borrowers hereby agree to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with this Amendment (including reasonable legal fees).


                [Remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.


                                    CENTURY ALUMINUM COMPANY


                                    By:  /s/ Daniel J. Krofcheck
                                        ----------------------------------------
                                          Name:  Daniel J. Krofcheck
                                          Title: Treasurer

                                    CENTURY ALUMINUM OF WEST VIRGINIA, INC.


                                    By:  /s/ Daniel J. Krofcheck
                                        ----------------------------------------
                                          Name:  Daniel J. Krofcheck
                                          Title: Treasurer

                                    BERKELEY ALUMINUM, INC.


                                    By:  /s/ Daniel J. Krofcheck
                                        ----------------------------------------
                                          Name:  Daniel J. Krofcheck
                                          Title: Treasurer

                                    CENTURY CAST PLATE, INC.


                                    By:  /s/ Daniel J. Krofcheck
                                        ----------------------------------------
                                          Name:  Daniel J. Krofcheck
                                          Title: Treasurer

                                    BANKBOSTON, N.A., individually and as Agent


                                    By:  /s/ Neal Hesler
                                        ----------------------------------------
                                          Name:  Neal Hesler
                                          Title: Vice President

                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                    Individually and as Co-Agent


                                    By:  /s/ Bond Harberts
                                        ----------------------------------------
                                          Name:  Bond Harberts
                                          Title: Assistant Vice President


                                    CITIZENS BUSINESS CREDIT COMPANY,
                                    a division of CITIZENS LEASING INC.


                                    By:  /s/ Ronald A. Donatelli
                                        ----------------------------------------
                                          Name:  Ronald A. Donatelli
                                          Title: Senior Vice President


                                    COMERICA BANK


                                    By:  /s/ Gregory A. Wernette
                                        ----------------------------------------
                                          Name:  Gregory A. Wernette
                                          Title: Vice President

                                    CONGRESS FINANCIAL CORPORATION


                                    By:  /s/ Brett Mook
                                        ----------------------------------------
                                          Name:  Brett Mook
                                          Title: Vice President


                                    FLEET CAPITAL CORPORATION


                                    By:  /s/ Audrey A. Pangelly
                                        ----------------------------------------
                                          Name:  Audrey A. Pangelly
                                          Title: Senior Vice President

                                    GREEN TREE FINANCIAL SERVICING CORP.


                                    By:  /s/ Christopher A. Gouskos
                                        ----------------------------------------
                                          Name:  Christopher A. Gouskos
                                          Title: Senior Vice President

                                    HELLER FINANCIAL, INC.


                                    By:  /s/ Richard J. Holsten
                                        ----------------------------------------
                                          Name:  Richard J. Holsten
                                          Title: Assistant Vice President


                                    LASALLE BUSINESS CREDIT, INC.


                                    By:  /s/ Herbert M. Kidd II
                                        ----------------------------------------
                                          Name:  Herbert M. Kidd II
                                          Title: Senior Vice President


                                    NATIONAL BANK OF CANADA


                                    By:  /s/ Eric L. Moore
                                        ----------------------------------------
                                          Name:  Eric L. Moore
                                          Title: Vice President

                                    By:  /s/ Donald P. Haddad
                                        ----------------------------------------
                                          Name:  Donald P. Haddad
                                          Title: Vice President

                                   SCHEDULE 1
                                   ----------

--------------------------------------------------------------------------------
                 BANKS                        COMMITMENT       REVOLVING CREDIT
(DOMESTIC & EURODOLLAR LENDING OFFICES)       PERCENTAGE          COMMITMENT
--------------------------------------------------------------------------------
BANKBOSTON, N.A.
100 Federal Street                              12.500%          $9,375,000.00
Boston, MA  02110
Fax:  (617) 434-2309
Attn:  Neal Hesler
--------------------------------------------------------------------------------
THE CIT GROUP/BUSINESS CREDIT, INC.
10 South LaSalle Street                         12.500%          $9,375,000.00
Chicago, IL 60603
Fax:  (312) 443-0139
Attn:  Bond Harberts
--------------------------------------------------------------------------------
CITIZENS BUSINESS CREDIT COMPANY
6 PPG Place, Suite 820                          7.500%           $5,625,000.00
Pittsburgh, PA  15222
Fax:  (412) 391-2580
Attn:  Ron Donatelli
--------------------------------------------------------------------------------
COMERICA BANK                                   8.333%           $6,250,000.00
3201 Enterprise Parkway, Suite 190
Beechwood, OH 44122
Fax:  (216) 514-6230
Attn:  Calvin G. Moore
--------------------------------------------------------------------------------
CONGRESS FINANCIAL CORPORATION                  9.167%           $6,875,000.00
150 South Wacker Drive, Suite 2200
Chicago, IL  60606
Fax:  (312) 332-0424
Attn:  Brett Mook
--------------------------------------------------------------------------------
FLEET CAPITAL CORPORATION                       10.556%          $7,916,666.66
1 South Wacker Drive, Suite 1400
Chicago, IL  60606
Fax:  (312) 332-6510
Attn: Audrey Pengelly
--------------------------------------------------------------------------------
GREEN TREE FINANCIAL SERVICING CORP.
100 North Point Center East, Suite 200          9.167%           $6,875,000.00
Alpharetta, GA  30022
Fax: (770) 772-3786
Attn:  Hugh Morris
--------------------------------------------------------------------------------
HELLER FINANCIAL, INC.
150 East 42nd Street                            10.556%          $7,916,666.67
New York, NY  10017
Fax:  (212) 880-7002
Attn:  Richard Holtson
--------------------------------------------------------------------------------
LASALLE BUSINESS CREDIT
135 S. LaSalle Street, Suite 400                10.555%          $7,916,666.67
Chicago, IL  60603
Fax:  (312) 904-0291
Attn:  Bent Hammeleff
--------------------------------------------------------------------------------
NATIONAL BANK OF CANADA
301 Grant Street, Suite 3440                    9.166%           $6,875,000.00
Pittsburgh, PA  15129
Fax: (412) 281-4603
Attn: Eric L. Moore
--------------------------------------------------------------------------------
TOTAL                                           100.00%         $75,000,000.00
--------------------------------------------------------------------------------